CHASE VISTA MONEY MARKET FUNDS
SUPPLEMENT DATED MAY 27, 1999
TO INSTITUTIONAL SHARES PROSPECTUS DATED DECEMBER 29, 1998


The last paragraph on page 33 is replaced with the following:


Only qualified investors can buy these shares. The list of qualified investors includes institutions, trusts, partnerships, corporations, retirements plans and fiduciary accounts opened by banks, trust companies or thrift institutions which exercise investment authority over such accounts, as well as individuals who meet a Fund's minimum investment requirements for these shares. Your financial service firm may not offer these shares to all types of qualified investors and may set additional investor qualification requirements for these shares.



CHASE VISTA MONEY MARKET FUNDS
SUPPLEMENT DATED MAY 27, 1999
TO PREMIER SHARES PROSPECTUS DATED DECEMBER 29, 1998


The paragraph headed "QUALIFIED INVESTORS" on page 34 is replaced with the following:


Premier shares are available only to qualified investors.
These are defined as institutions, trusts, partnerships, corporations and certain retirements plans and fiduciary accounts opened by a bank, trust company or thrift institution which has investment authority over such accounts, as well as individuals who meet a Fund's minimum investment requirements for Premier shares. Your agent may not offer these shares to all types of qualified investors and may set additional investor qualification requirements for these shares.